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                                                                  Exhibit 4.4

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
                   ------------------------------------------

                       YORK POWER FUNDING (CAYMAN) LIMITED

                    $150,000,000 12.0 % Senior Secured Bonds
                              Due October 30, 2007



                                                                  August 4, 1998


CREDIT SUISSE FIRST BOSTON CORPORATION
11 Madison Avenue
New York, New York  10010

Ladies and Gentlemen:

          In connection with the issue and sale of $150,000,000 principal amount of 12.0% Senior Secured Bonds Due October 30, 2007 (the "Initial Securities") issued by York Power Funding (Cayman) Limited, a limited liability company incorporated under the laws of the Cayman Islands (the "Funding Company") pursuant to the terms of the Trust Indenture dated August 4, 1998 (the "Indenture") between Funding Company and The Bank of New York, as Bond Trustee, and as an inducement to Credit Suisse First Boston Corporation (the "Initial Purchaser") to enter into the Purchase Agreement dated July 30, 1998 (the "Purchase Agreement") among Funding Company, New World Power Texas Renewable Energy L.P., Brooklyn Navy Yard Power LLC, York Holdings (Barbados) SRL, Warbasse Power I LLC, Warbasse II LLC, and the Initial Purchaser, Funding Company hereby agrees to provide the exchange and registration rights set forth in this Exchange and Registration Rights Agreement (this "Agreement") for the benefit of the holders of the Initial Securities. The execution of this Agreement is a condition to the purchase of the Initial Securities under the Purchase Agreement.

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          SECTION 1. Definitions. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto, whether expressly or by reference to another agreement or document, in the Indenture. The definitions set forth in this Agreement shall equally apply to both the singular and plural forms of the terms defined. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning set forth in the last paragraph of
Section 5 of this Agreement.

          "Affiliate", with respect to any Person, shall mean any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such first Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or by contract or otherwise. For purposes of Section 2, an "Affiliate" of Funding Company shall mean and include, in addition, any Person deemed an affiliate thereof under the Securities Act or the Exchange Act in connection with the Exchange Offer.

          "Cure Date" shall have the meaning set forth in Section 4(a) of this Agreement.

          "Effective Date" shall mean the date which is 180 days after the Closing Date.

          "Effective Period" shall have the meaning set forth in Section 3(a) of this Agreement.

          "Exchange Offer" shall have the meaning set forth in Section 2(a) of this Agreement.

          "Exchange Offer Registration Statement" shall have the meaning set forth in Section 2(a) of this Agreement.

          "Exchange Period" shall have the meaning set forth in Section 2(a) of this Agreement.

          "Exchange Securities" shall have the meaning set forth in Section 2(a) of this Agreement.

          A "holder" of Registrable Securities shall mean the registered holder of such securities or any beneficial owner thereof.

          "Holder Indemnified Party" shall have the meaning set forth in Section 8(a) of this Agreement.

          "Holder Information" shall have the meaning set forth in Section 8(a) of this Agreement.

          "Illiquidity Event" with respect to the Initial Securities which constitute Registrable Securities shall mean any of the following events:

          (a) as of the Effective Date, both (i) an Exchange Offer Registration Statement (which, if applicable pursuant to Section 2(a), covers resales of such Exchange Securities) has not become effective and (ii) the Registrable Securities are not the subject of an Initial Shelf Registration Statement which has become effective; or

          (b) the Exchange Securities offered in exchange for the Registrable Securities are the subject of an Exchange Offer Registration Statement which was effective (and which, if

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     applicable pursuant to Section 2(a), covered resales of such Exchange
     Securities) but which ceased to be effective for any reason prior to the end of the Exchange Period and an Initial Registration Statement covering such Registrable Securities has not become effective; or

          (c) the Registrable Securities are the subject of an Initial Shelf Registration Statement or Subsequent Shelf Registration Statement which was effective but which has ceased to be effective for any reason prior to the end of the Effective Period.

          An Illiquidity Event shall be deemed to cease to exist on the date subsequent to the occurrence of such Illiquidity Event on which:

          (i) in the case of an Illiquidity Event described in clause (a) above either (i) an Exchange Offer Registration Statement (which, if applicable pursuant to Section 2(a), covers resales of the Exchange Securities exchanged for such Registrable Securities) shall become effective and an Exchange Offer for such Registrable Securities shall have commenced or (ii) an Initial Shelf Registration Statement covering such Registrable Securities shall become effective; or

          (ii) in the case of an Illiquidity Event described in clause (b) above, either (i) an Exchange Offer Registration Statement (which, if applicable pursuant to Section 2(a), covers resales of the Exchange Securities offered in exchange for such Initial Securities) shall become effective and an Exchange Offer for such Registrable Securities shall have commenced pursuant to an Exchange Offer Registration Statement or (ii) an Initial Shelf Registration Statement covering such Registrable Securities shall become effective; or

          (iii) in the case of an Illiquidity Event described in clause (c) above, a Subsequent Shelf Registration Statement covering such Registrable Securities shall become effective.

          "Initial Shelf Registration Statement" shall have the meaning set forth in Section 3(a) of this Agreement.

          "Inspectors" shall have the meaning set forth in Section 5(m) of this Agreement.

          "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an Underwritten Offering.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference into such prospectus.

          "Records" shall have the meaning set forth in Section 5(m) of this Agreement.

          "Registrable Securities" shall mean the Initial Securities upon original issuance thereof and at all times subsequent thereto until, in the case of any such Initial Security, (i) a Registration Statement covering such Initial Security, or the Exchange Security to be exchanged for such Initial Security (and, in the case of any Resale Security, any resale thereof), has been declared effective and such

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Initial Security has been disposed of or exchanged (or, in any case where such
Registration Statement covers the resale of Resale Securities, such Initial Security has been exchanged and the Resale Security received therefor has been resold), as the case may be, in accordance with such effective Registration Statement, (ii) it is sold in compliance with Rule 144 or would be permitted to be sold pursuant to Rule 144(k), (iii) it shall have been otherwise transferred and a new certificate for any such Initial Security not bearing a legend restricting further transfer shall have been delivered by or on behalf of Funding Company and such Initial Security shall be tradeable by each holder thereof without restriction under the Securities Act or the Exchange Act and without material restriction under the applicable Blue Sky or state securities laws or (iv) it ceases to be outstanding.

          "Registration Statement" shall mean any registration statement (including any Shelf Registration Statement or other Registration Statement available to Funding Company under the Securities Act as a foreign private issuer) of Funding Company that covers any of the Registrable Securities or the Exchange Securities, as the case may be, pursuant to the provisions of this Agreement, including the Prospectus which is part of such Registration Statement, amendments (including post-effective amendments) and supplements to such Registration Statement and all exhibits and appendices to any of the foregoing. For purposes of the foregoing, unless the context requires otherwise, a Registration Statement for an Exchange Offer shall not be deemed to cover Registrable Securities held by a Restricted Person unless such Registration Statement covers the resale of Resale Securities to be received by such Restricted Person pursuant to such Exchange Offer and any such Initial Securities shall continue to be Registrable Securities.

          "Resale Initial Purchaser" shall have the meaning set forth in Section 8(a) of this Agreement.

          "Resale Securities" shall mean any Exchange Security received by a Restricted Person pursuant to an Exchange Offer, and at all times subsequent thereto, until, subject to the time periods set forth herein, such Exchange Security has been resold by such Restricted Person.

          "Restricted Person" shall mean (a) any Affiliate of Funding Company,
(b) the Initial Purchaser or (c) any Affiliate of the Initial Purchaser (other than Affiliates of the Initial Purchaser that (i) are acquiring Exchange Securities in the ordinary course of business and do not have an arrangement with any Person to distribute Exchange Securities and (ii) may trade such Exchange Securities without restriction under the Securities Act).

          "Rule 415" shall mean Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Shelf Notice" shall have the meaning set forth in Section 2(b) of this Agreement.

          "Shelf Registration Statement" shall have the meaning set forth in
Section 3(b) of this Agreement.

          "Special Counsel" shall mean Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Initial Purchaser, or any other firm acceptable to Funding Company, acting as special counsel to the holders of Registrable Securities or Exchange Securities.

          "Subsequent Shelf Registration Statement" shall have the meaning set forth in Section 3(b) of this Agreement.

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          "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which securities are sold to an underwriter or group of underwriters for reoffering to the public.

          SECTION 2. Exchange Offer.

          (a) Unless Funding Company determines in good faith that the Exchange Offer shall not be permissible under Applicable Law or Commission policy, Funding Company shall prepare and cause to be filed with the Commission as soon as reasonably practicable after the Closing Date, subject to Sections 2(b) and 2(c) of this Agreement, a Registration Statement (an "Exchange Offer Registration Statement") for an offer to exchange (an "Exchange Offer") the Registrable Securities (subject to Section 2(c)) for a like aggregate principal amount of debt securities of Funding Company that are in all material respects substantially identical to the Initial Securities (the "Exchange Securities") (and which are entitled to the benefits of the Indenture, which shall be qualified under the Trust Indenture Act in connection with such registration or a trust indenture which is substantially identical in all material respects to the Indenture), other than (i) such changes to the Indenture or any such substantially identical indenture as the Bond Trustee and Funding Company may deem necessary in connection with the Bond Trustee's rights and duties or to comply with any requirements of the Commission to effect or maintain the qualification thereof under the Trust Indenture Act and (ii) such changes relating to restrictions on transfer set forth in the Indenture. The Exchange Offer shall be registered under the Securities Act on the appropriate form of Registration Statement and shall comply with all applicable tender offer rules and regulations under the Exchange Act and with all other Applicable Laws. Subject to the terms and limitations of Section 2(c), such Exchange Offer Registration Statement may also cover any resales of Exchange Securities by any Restricted Person, in the manner or manners designated by them which, in any event, is reasonably acceptable to Funding Company.

          Funding Company shall use its reasonable best efforts to (i) cause the Exchange Offer Registration Statement to become effective under the Securities Act on or prior to the Effective Date, (ii) keep the Exchange Offer open for a period of not less than the shorter of (A) the period ending when the last remaining Initial Security is tendered into the Exchange Offer and (B) 30 days from the date notice is mailed to the holders of Initial Securities (provided that in no event shall such period be less than the period required under applicable Federal and state securities laws), and (iii) maintain such Exchange Offer Registration Statement continuously effective for a period (the "Exchange Period") of not less than the longer of (A) the period until the consummation of the Exchange Offer and (B) 120 days after effectiveness of the Exchange Offer Registration Statement, provided however, that in the event that all resales of Exchange Securities (including, subject to the time periods set forth herein, any Resale Securities and including, subject to the time periods set forth herein, any resales by broker-dealers that receive Exchange Securities for their own account pursuant to the Exchange Offer) covered by such Exchange Offer Registration Statement have been made, the Exchange Offer Registration Statement need not remain continuously effective for the period set forth in clause (B) above. Upon consummation of the Exchange Offer, Funding Company shall deliver to the Bond Trustee under the Indenture for cancellation all Initial Securities tendered by the holders thereof pursuant to the Exchange Offer and not withdrawn prior to the Consummation Date. Each Restricted Person shall notify Funding Company promptly after reselling all Resale Securities held by such Restricted Person which are covered by any such Registration Statement.

          Each holder of Registrable Securities to be exchanged in the Exchange Offer (other than any Restricted Person) shall be required as a condition to participating in the Exchange Offer to represent that (i) it is not an Affiliate of Funding Company, (ii) any Exchange Securities to be received by it shall be acquired in the ordinary course of its business and (iii) that at the time of the consummation of the Exchange Offer it shall have no arrangement with any person to participate in the distribution (within the

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meaning of the Securities Act) of the Exchange Securities. Upon consummation of an Exchange Offer in accordance with this Section 2 and compliance with the other provisions of this Section 2, Funding Company shall, subject to Sections 2(b) and 2(c), have no further obligation to register Registrable Securities pursuant to Section 3(a) of this Agreement; provided that the other provisions of this Agreement shall continue to apply as set forth in such provisions.

          (b) In the event that Funding Company reasonably determines in good faith that (i) the Exchange Securities would not, upon receipt in the Exchange Offer by any holder of Registrable Securities (other than any Restricted Person and other than any holder who is not acquiring such Exchange Securities in the ordinary course of business or who has an arrangement with any person to participate in the distribution of such Exchange Securities) be tradeable by each holder thereof without restriction under the Securities Act and the Exchange Act and without restriction under applicable Blue Sky or state securities laws, (ii) after conferring with counsel, the Commission is unlikely to permit the Exchange Offer Registration Statement to become effective prior to the Effective Date (except in the circumstances set forth in Section 2(c)) or
(iii) the Exchange Offer may not be made in compliance with Applicable Laws, then Funding Company shall promptly deliver notice thereof (the "Shelf Notice") to the holders of the Registrable Securities and the Bond Trustee and shall thereafter file an Initial Shelf Registration Statement pursuant to, and otherwise comply with, the provisions of Section 3(a). Following the delivery of a Shelf Notice in accordance with this Section 2(b) and compliance with Section 3(a), Funding Company shall not have any further obligation under this Section 2.

          (c) In the event that Funding Company reasonably determines in good faith that (i) the Exchange Securities would not, upon consummation of any resale thereof by a Restricted Person to any Person other than another Restricted Person, be tradeable by each holder thereof without restriction under the Securities Act (other than applicable prospectus requirements) and the Exchange Act and without restriction under applicable Blue Sky or state securities laws or (ii) the Commission is unlikely to permit the Exchange Offer Registration Statement to become effective prior to the Effective Date solely because such Registration Statement covers resales of the Exchange Securities by Restricted Persons, then Funding Company shall promptly deliver a Shelf Notice to the Restricted Persons who are holders of Registrable Securities and the Bond Trustee, and Funding Company shall thereafter file an Initial Shelf Registration Statement with respect to any such Registrable Securities pursuant to, and otherwise comply with, the provisions of Section 3(a); provided that such Initial Shelf Registration Statement shall only cover resales of Registrable Securities by Restricted Persons if a Shelf Notice is not then otherwise required to be delivered pursuant to Section 2(b) and provided further that such Initial Shelf Registration Statement covering Registrable Securities held by Restricted Persons shall be kept effective for at least a period of 120 days and is not required to remain effective with respect to such Registrable Securities held by Restricted Persons thereafter. Following the delivery of a Shelf Notice in accordance with this Section 2(c) and compliance with Section 3(a), Funding Company shall not have any further obligation under this Section 2 with respect to the filing of an offer to exchange the Registrable Securities held by the Restricted Persons (including, without limitation, any obligation to provide that an Exchange Offer Registration Statement filed pursuant to Section 2(a) cover resales of Exchange Securities by Restricted Persons); provided that the provisions of this Section 2 shall otherwise remain in full force and effect with respect to Registrable Securities held by any person other than a Restricted Person.

          SECTION 3. Shelf Registration; Registrable Securities. With respect to the Registrable Securities, if a Shelf Notice is delivered in accordance with
Section 2(b) or (c) of this Agreement, then Funding Company shall comply with the following provisions of this Section 3:

          (a) Initial Shelf Registration. Funding Company shall prepare and cause to be filed with the Commission a Registration Statement for an offering to be made on a continuous basis other than

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pursuant to an Underwritten Offer pursuant to Rule 415 covering all of the
Registrable Securities (or, if a Shelf Notice is delivered solely pursuant to Section 2(c), all of the Registrable Securities held by any Restricted Persons) (the "Initial Shelf Registration Statement"); provided, however, that no holder shall be entitled to have its Registrable Securities covered by such Initial Shelf Registration Statement unless such holder agrees in writing, within 10 Business Days after actual receipt of a request therefrom, to be bound by all the provisions of this Agreement applicable to such a holder. No holder shall be entitled to the benefits of Section 4 of this Agreement unless and until such Holder shall have provided all information reasonably requested by Funding Company (after conferring with counsel), and such holder shall not be entitled to such benefits with respect to any period during which such information was not provided. Each holder to which any Shelf Registration Statement is being effected agrees to furnish promptly to Funding Company all information required to be disclosed in order to make the information previously furnished to Funding Company by such holder not materially misleading. The Initial Shelf Registration Statement shall be an appropriate form permitting registration of such Registrable Securities for resale by the holders thereof in the manner or manners reasonably designated by them (but excluding any Underwritten Offerings). Funding Company shall use its reasonable best efforts to (A) cause the Initial Shelf Registration Statement to be declared effective under the Securities Act on or prior to the Effective Date and (B) keep the Initial Shelf Registration Statement continuously effective under the Securities Act for a period of two years after the Closing Date (subject to extension pursuant to the last paragraph of Section 5 and subject, with respect to Registrable Securities held by Restricted Persons, to the limitations set forth in Section 2(c)) (such two-year period, as it may be extended, being the "Effective Period"), or such shorter period ending when (1) all Registrable Securities covered by the Initial Shelf Registration Statement have been sold or (2) a Subsequent Shelf Registration Statement covering all of such Registrable Securities remaining unsold has been declared effective under the Securities Act, (3) all Registrable Securities may be sold pursuant to subsection (k) of Rule 144 or (4) all Registrable Securities cease to be outstanding.

          Notwithstanding any other provision hereof, Funding Company may postpone or suspend the filing or the effectiveness of a Registration Statement (or any amendments or supplements thereto), if (1) such action is required by Applicable Law, or (2) such action is taken by Funding Company in good faith and for valid business reasons (not including avoidance of Funding Company's obligations hereunder), including the acquisition or divestiture of assets, other pending corporate developments, public filings with the Commission or other similar events, so long as Funding Company promptly thereafter complies with the requirements of Section 5(b) hereof, if applicable. Notwithstanding the occurrence of any event referred to in the immediate preceding sentence (a "Suspension"), such event shall not suspend, postpone or in any other manner affect the running of the time period after which an Illiquidity Event shall be deemed to occur and, if the filing or effectiveness of the Registration Statement is postponed or suspended as a result of a Suspension, an Illiquidity Event shall nonetheless exist if all other requirements set forth for the occurrence of an Illiquidity Event shall be satisfied, and the provisions of
Section 4 requiring the accrual payment of additional interest, as set forth in such Section 4, on the Registrable Securities, shall be applicable.

          (b) Subsequent Shelf Registrations. If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effective Period after the Effective Date, Funding Company may attempt to obtain the withdrawal of any order suspending the effectiveness thereof, and may amend such Initial Shelf Registration Statement or Subsequent Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement applicable to the Initial Securities pursuant to Rule 415 covering all of such Registrable Securities remaining unsold (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is declared effective, Funding Company shall use its reasonable best efforts to keep such Shelf Registration

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Statement continuously effective for a period after the date of such effectiveness equal in length to the length of the Effective Period plus the aggregate number of days from the date of the order suspending the effectiveness of the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement to the date of the effectiveness of the Subsequent Shelf Registration Statement. As used herein, the term "Shelf Registration Statement" means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

          SECTION 4. Additional Interest for Illiquidity.

          (a) Funding Company acknowledges and agrees that the Initial Purchaser (and any subsequent holders of the Initial Securities) has acquired Initial Securities in reliance on Funding Company's covenant to use its reasonable best efforts to (i) cause to become effective on or prior to the Effective Date (A) the Exchange Offer Registration Statement or (B) an Initial Shelf Registration Statement, and (ii) maintain the respective effectiveness of such Registration Statements as described herein. Funding Company further acknowledges and agrees that the failure of Funding Company to fulfill such covenants will have an adverse effect on the holders of the Initial Securities. Therefore, Funding Company agrees that from and after the date on which any Illiquidity Event occurs, additional interest (in addition to the interest otherwise payable with respect to the Registrable Securities) shall accrue with respect to the Initial Securities until but not including the date on which such Illiquidity Event shall cease to exist (and provided no other Illiquidity Event with respect to Initial Securities shall then be continuing), at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable by Funding Company to the holders of all Initial Securities at the times, in the manner and subject to the same terms and conditions set forth in the Indenture, as nearly as may be, as though the interest rates provided in such Initial Securities had been increased by one half of one percent (0.50%) per annum. Notwithstanding that the Illiquidity Event may cease to exist, in the event that an Exchange Offer Registration Statement or an Initial Shelf Registration Statement has not become effective within two years after the Closing Date, the interest rates on the Initial Securities otherwise payable as provided in the Indenture shall permanently remain increased by such one half of one percent (0.50%) per annum. Subject to the provisions of this Section 4, Funding Company agrees that it shall be liable to the holders of all Initial Securities for the payment of any and all additional interest on the Initial Securities that shall accrue pursuant to this Section 4.

          Any such additional interest accrued on any such Initial Securities but unpaid on the date on which such interest ceases to accrue (the "Cure Date") shall be due and payable on the first interest payment date following the next record date following such Cure Date (or the record date occurring on such Cure Date, if such Cure Date is a record date) to the holders of record of such Initial Securities on such record date.

          (b) Funding Company shall promptly notify the holders of the Initial Securities and the Bond Trustee of the occurrence of any Illiquidity Event of which it has knowledge.

          Notwithstanding the foregoing, Funding Company shall not be required to pay the additional interest described in clause (a) of this Section 4 to a holder with respect to the Registrable Securities held by such holder if the applicable Illiquidity Event arises by reason of the failure of such holder to provide such information that (i) Funding Company may reasonably request, with reasonable prior written notice, for use in the Shelf Registration Statement or any Prospectus included therein to the extent Funding Company reasonably determines that such information is required to be included therein by Applicable Law, (ii) the NASD or the Commission may request in connection with such Shelf Registration Statement, or (iii) is required to comply with the agreements of such holder contained in

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clause (a) of Section 3 to the extent compliance thereof is necessary for the
Shelf Registration Statement to be declared effective.

          SECTION 5. Registration Procedures. In connection with the registration of any Registrable Securities or Exchange Securities pursuant to Sections 2 and 3 hereof, Funding Company shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities or Exchange Securities in accordance with any permitted intended method or methods of disposition thereof, and pursuant thereto Funding Company shall:

          (a) prepare and cause to be filed with the Commission a Registration Statement or Registration Statements as prescribed by Sections 2 and 3 of this Agreement, and use its best efforts to cause each such Registration Statement to become effective and remain effective for the applicable period as provided herein; provided, however, that (i) during the period in which the Initial Registration Statement is open for the Restricted Persons, Funding Company shall afford any Restricted Person which is a holder of Registrable Securities or Exchange Securities and the Special Counsel, upon such holder's written request to Funding Company, an opportunity to review copies of all such documents proposed to be filed, and (ii) if such filing is pursuant to Section 3, before filing any Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated therein by reference after the initial filing of the Registration Statement), Funding Company shall afford the Special Counsel for all holders of the Registrable Securities covered by such Registration Statement an opportunity to review copies of all such documents proposed to be filed;

          (b) prepare and cause to be filed with the Commission such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effective Period as provided herein; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented in accordance with the intended methods of disposition by the sellers of Registrable Securities covered thereby set forth therein;

          (c) if a Shelf Registration Statement is filed pursuant to Section 3 hereof, notify the selling holders of Registrable Securities promptly after Funding Company becomes aware, and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus, or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or Prospectus or the initiation of any proceedings for that purpose,
(iv) of the receipt by Funding Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose, (v) of the existence of any fact known to Funding Company which results in such Registration Statement or related Prospectus or any document incorporated therein by reference containing any untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice may be accompanied by an instruction that such notice constitutes material non-public information and to suspend the use of the prospectus until the requisite changes have been made, and which instruction shall require that such holders shall not communicate such material non-public

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information to any third party and shall not sell or purchase, or offer to sell or purchase, any securities of Funding Company after receipt of such notice), and (vi) if Funding Company reasonably determines that the filing of a post-effective amendment to such Registration Statement would be appropriate;

          (d) if a Shelf Registration Statement is filed pursuant to Section 3, use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

          (e) if a Shelf Registration Statement is filed pursuant to Section 3, furnish to each selling holder of Registrable Securities who so requests (at such holder's address set forth in the Securities Register) without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (f) if a Shelf Registration Statement is filed pursuant to Section 3, deliver to each selling holder of Registrable Securities without charge, as many copies of the Prospectus (including each preliminary prospectus) and each amendment or supplement thereto as such persons may reasonably request; and, subject to the last paragraph of this Section 5, Funding Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

          (g) prior to any public offering of Registrable Securities, register or qualify, or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the underwriters, if any, may reasonably request in writing (provided that, if Registrable Securities are offered other than through an Underwritten Offering, Funding Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this
Section 5(g)); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that Funding Company will not be required to qualify as a foreign corporation, or to do business, to file a general consent or take any action which would subject it to service of process in any jurisdiction or take any action which would subject itself to taxation in any such jurisdiction;

          (h) if a Shelf Registration Statement is filed pursuant to Section 3, cooperate with the Bond Trustee, and the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with DTC, and enable such Registrable Securities to be in such authorized denominations and registered in such names as the holders may reasonably request at least three business days prior to any such sale;

          (i) if a Shelf Registration Statement is filed pursuant to Section 3, upon the occurrence of any event contemplated by Section 5(c), prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the

Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If Funding Company so notifies the holders to suspend the use of the Prospectus after the occurrence of such an event, the holders shall suspend use of the Prospectus, and not communicate such material non-public information to any third party, and not sell or purchase, or offer to sell or purchase, any securities of Funding Company, until Funding Company has amended or supplemented the Prospectus to correct such misstatement or omission;

          (j) use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to continue to be rated by the rating agencies that initially rated the Initial Securities during the period that the Registration Statement is required hereunder to remain effective (it being acknowledged, however, that the foregoing shall not be deemed to require Funding Company to maintain the rating of such Registrable Securities at the rating given the Initial Securities);

          (k) prior to the effective date of the first Registration Statement relating to the Registrable Securities or the Exchange Securities, as the case may be, (i) provide the Bond Trustee with printed certificates for such securities in definitive form or in a global form eligible for deposit with DTC and (ii) provide a CUSIP number for such Registrable Securities or Exchange Securities represented by such certificates;

          (l) if a Shelf Registration Statement is filed pursuant to Section 3, enter into such reasonably required agreements and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of such Registrable Securities;

          (m) in the event of any Underwritten Offering (which shall only be undertaken at the option of Funding Company), if a Shelf Registration Statement is filed pursuant to Section 3, make available prior to the filing thereof for inspection by a representative of the holders of a majority in aggregate principal amount of the Registrable Securities being sold, and the Special Counsel, on the one hand, or underwriter on the other hand (collectively, the "Inspectors"), during reasonable business hours, all financial and other records, pertinent corporate documents and properties of Funding Company and its subsidiaries (collectively, the "Records"), and cause the officers, directors and employees of Funding Company and its subsidiaries to supply all relevant information as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities; provided, however, that, as a condition to supplying such information, Funding Company shall receive an agreement in writing from the Special Counsel agreeing that any information that is designated in writing by Funding Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Inspector (other than as to holders of Registrable Securities) and by any holders of Registrable Securities receiving such information, unless (i) disclosure of such information is required pursuant to Applicable Law or by court or administrative order, (ii) disclosure of such information is, in the reasonable opinion of counsel to Funding Company, necessary to avoid or correct a misstatement or omission of a material fact in the Registration Statement, Prospectus, or any supplement or post-effective amendment thereto or disclosure is otherwise required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure by any Inspector or any such holder of Registrable Securities in violation of this Section 5(m), or (iv) such information is approved for release by Funding Company, in writing;

          (n) use its best efforts to cause the Indenture or the trust indenture provided for in Section 2, as the case may be, to be qualified under the Trust Indenture Act not later than the effective date of such Registration Statement; and, in connection therewith, cooperate with the Bond Trustee under such Indenture and the holders of the Registrable Securities to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture

Act and execute, and use its best efforts to cause such Bond Trustee to execute all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable the Indenture to be so qualified in a timely manner;

          (o) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission.

          For purposes of the covenants set forth in this Section 5, references to a Shelf Registration Statement, including a Shelf Registration Statement filed pursuant to Section 3, shall be deemed to include any Registration Statement, filed pursuant to Section 2, which covers, for the period set forth therein, resales of Exchange Securities held by Restricted Persons as provided in Section 2, and, in connection with such resales such Restricted Persons shall be entitled to exercise all rights, receive all notices and copies of documents, and otherwise receive all benefits afforded to sellers or holders of Registrable Securities under this Section 5 in connection with a Shelf Registration Statement. Without limiting the generality of the foregoing, Funding Company agrees to fulfill its obligations set forth in Sections 5(a), (b), (c), (d),
(e), (f), (h), (i), (l), and (m) with respect to any such Registration Statement filed pursuant to Section 2 insofar as it covers such resales.

          Funding Company may require each seller of Registrable Securities as to which any registration is being effected, as a condition thereto, to furnish to Funding Company such information regarding the holder and the distribution of such Registrable Securities as Funding Company may, from time to time, request in writing, including without limitation stating that (i) it is not an Affiliate of Funding Company, (ii) the amount of Registrable Securities held by such holder prior to the Exchange Offer, (iii) the amount of Registrable Securities owned by such holder to be exchanged in the Exchange Offer and representing that such holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued, and (iv) it is acquiring the Exchange Securities in its ordinary course of business and to covenant and agree to promptly notify Funding Company if any such information so provided by such seller ceases to be true and correct and will promptly thereafter furnish Funding Company with corrected information. Funding Company may exclude from such registration the Registrable Securities of any Person who fails to furnish such information within a reasonable time after receiving such request.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from Funding Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) (with respect to the jurisdiction in question), 5(c)(v) or 5(c)(vi) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder is advised in writing (the "Advice") by Funding Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto and, if so directed by Funding Company, such holder will deliver to Funding Company (at its expense) all copies in its possession, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice, or certify in writing as to the destruction thereof. In the event Funding Company shall give any such notice, the length of the Effective Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(i) or (y) the Advice.

          SECTION 6. Delivery of Prospectus; Notification Upon Resale. The Initial Purchaser acknowledges that it is the position of the staff of the Commission that any broker-dealer that receives Exchange Securities for its own account in exchange for Registrable Securities pursuant to the Exchange

Offer must deliver a Prospectus in connection with any resale of such Resale Securities. By so acknowledging, such Initial Purchaser shall not be deemed to admit that, by delivering a Prospectus, it is an underwriter within the meaning of the Securities Act.

          The Initial Purchaser shall notify Funding Company promptly upon the completion of the resale of the Resale Securities received by such Initial Purchaser pursuant to the Exchange Offer.

          SECTION 7. Registration Expenses.

          Funding Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4; provided, however, that Funding Company shall bear or reimburse the holders for the reasonable fees and disbursements of only one counsel, the Special Counsel, in accordance with the terms of the Purchase Agreement; provided, further, however, that if Funding Company permits an Underwritten Offering, Funding Company shall not be responsible for any fees and expenses of any underwriter including any underwriting discounts and commissions or any legal fees and expenses of counsel to the underwriters.

          SECTION 8. Indemnification and Contribution.

          (a) Funding Company agrees to (i) indemnify and hold harmless each holder of Registrable Securities (including the Initial Purchaser) which holds Registrable Securities, including Resale Securities, for its own account (each, a "Resale Initial Purchaser") and each person, if any, who controls any such person within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee or agent of each such Person (each a "Holder Indemnified Party") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them are subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof,) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement covering Registrable Securities held by such person or any Prospectus relating to any such Registration Statement, or any amendment thereof or supplement thereto and all documents incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, and (ii) reimburse each such Holder Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Funding Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information relating to such holder provided by such holder to Funding Company specifically for use therein (collectively, the "Holder Information"); provided, further, however, that the indemnity obligations arising out of this
Section 8 with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus shall not inure to the benefit of any holder or any controlling Person of such holder if such holder failed to send or deliver to the Person asserting any such losses a copy of the final Prospectus with or prior to the delivery of the written confirmation of the sale of the Registrable Securities or the Exchange Securities, as the case may be, and such final Prospectus would have cured the untrue statement or omission giving rise to such losses. This indemnity agreement will be in addition to any liability which Funding Company may otherwise have.

          (b) As a condition to the inclusion of a holder's Registrable Securities in a Registration Statement, such holder shall agree to (i) indemnify and hold harmless Funding Company and each person who controls Funding Company within the meaning of either the Securities Act or the Exchange Act, and each director, officer, employee or agent of each such person, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them are subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement covering Registrable Securities held by such holder or any Prospectus relating to any such Registration Statement or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, and (ii) reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; in each and every case under clause (i) and (ii) above to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement or Prospectus or in any amendment thereof or supplement thereto, in reliance upon and in conformity with the Holder Information. This indemnity agreement will be in addition to any liability which any such holder may otherwise have. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder upon the sale (or, in the case of Resale Securities, the resale) of the Registrable Securities giving rise to such indemnification obligation.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof (enclosing a copy of all papers served); but the omission to so notify the indemnifying party (i) shall not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such omission results in the forfeiture by the indemnifying party or material impairment of rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligations provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense of such claim or action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than costs of investigation; provided that if (i) the defendants in any such action include both the indemnified party and the indemnifying party, the indemnified party shall have received the written opinion of counsel reasonably acceptable to the indemnifying party that representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, or (ii) the indemnifying party shall not have employed counsel for the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, then the indemnified party or parties shall have the right to select one firm of separate counsel to assert any separate legal defenses and to otherwise defend such action on behalf of such indemnified party or parties. No indemnifying party shall be liable for any settlement of any action or claim for monetary damages which an indemnified party may effect without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (d) If the indemnification provided for in Section 8(a) or (b) hereof is for any reason, other than as specified in such provisions, unavailable to or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the aggregate losses, claims, damages or liabilities (or actions in respect thereof) referred to in Section 8(a) or (b) hereof in such proportion as is appropriate to reflect the relative fault and benefits to Funding Company on the one hand and such holders on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of Funding Company and such holders shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any untrue statement or omission. The obligations of the holders in this Section 8(d) are several in proportion to their respective obligations hereunder and not joint. Notwithstanding the provisions of this Section 8(d), in no event shall any holder of Registrable Securities be required to contribute any amount which is in excess of (i) the aggregate principal amount of Initial Securities sold or exchanged by such holder less (ii) the amount of any damages that such person has otherwise been required to pay by reason of such alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Holder Indemnified Party shall have the same rights to contribution as a holder, and each person who controls Funding Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee and agent of such person, shall have the same rights to contribution as Funding Company, subject in each case to the applicable terms and conditions of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8(d), notify such party or parties from whom contribution may be sought; but the omission to so notify such party or parties (x) shall not relieve the party or parties from whom contribution may be sought from any liability under this Section 8(d) unless and to the extent it did not otherwise learn of such action and such omission results in the forfeiture by the party or parties from whom contribution may be sought or material impairment of substantial rights and defenses and (y) shall not, in any event, relieve such party or parties from any obligations other than under this Section 8(d).

          (e) The provisions of this Section 8 will remain in full force and effect, regardless of any investigation made by or on behalf of any holder of Registrable Securities, the Initial Purchaser, Funding Company or any of the officers, directors or controlling persons referred to in this Section 8 and will survive the sale (or, in the case of Resale Securities, the resale) by a holder of Registrable Securities of such Registrable Securities.

          SECTION 9. Underwritten Registrations (If Any). No holder may participate in any Underwritten Registration, which Underwritten Registration shall only be undertaken at the option of Funding Company, unless such holder
(a) agrees to sell such holder's Initial Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          SECTION 10. Termination. In the event that no Initial Securities are sold to the Initial Purchaser pursuant to the Purchase Agreement or the Registrable Securities have been paid in full and are no longer outstanding, this Agreement shall automatically terminate, without liability on the part of any party. Upon the fulfillment of all obligations on the part of Funding Company to register the Initial Securities as set forth herein (including maintaining the effectiveness of any applicable Registration

Statements), this Agreement shall terminate; provided, that the provisions of Sections 7 and 8 hereof shall survive any termination and remain in full force and effect.

          SECTION 11. Limitation of Liability. Notwithstanding anything to the contrary contained herein, the obligations of Funding Company hereunder are solely the obligations of Funding Company and payable from, and recourse solely to, the Funding Company's interest in the Funding Collateral following application of the Funding Company Collateral in or towards the discharge of the Secured Obligations and the obligations of Funding Company under each other Transaction Document. No recourse shall be had against any Non-Recourse Person subject to the exceptions set forth in Section 11.11 (Limitation of Liability) of the Indenture.

          SECTION 12. Miscellaneous.

          (a) No Inconsistent Agreements. Funding Company has not, as of the date hereof, entered into, and shall not, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities herein or otherwise conflicts with the provisions hereof.

          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless Funding Company has obtained the written consent of holders of at least a majority of the then outstanding aggregate principal amount of the Registrable Securities (or, after the consummation of any Exchange Offer in accordance with Section 2, of Exchange Securities); provided that, with respect to any matter that directly or indirectly affects the rights of any Restricted Person hereunder occurring within the period in which the Initial Registration Statement is open for the Restricted Persons, Funding Company shall obtain the written consent of each such Restricted Person against which such amendment, modification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except for the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold or exchanged pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of aggregate principal amount of the Registrable Securities being sold or exchanged by such holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provision of the immediately preceding sentence. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Resale Initial Purchasers and that does not directly or indirectly affect the rights of holders of Registrable Securities or Exchange Securities may be given by each of the Resale Initial Purchasers affected thereby.

          (c) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Bond Trustee) provided for or permitted hereunder shall be made in writing and delivered by hand delivery, registered first-class mail, next-day air courier or telecopier:

          (i) if to a holder of Registrable Securities, at the most current address given by such holder to Funding Company in accordance with the provisions of this Section 12(c), which address initially is, with respect to the Initial Purchaser, at the address set forth in the Purchase Agreement and thereafter at the address for such holders of Registrable Securities set forth in the Security Register applicable to such Registrable Securities; and

          (ii) if to Funding Company, initially at the address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12(c).

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when received, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Bond Trustee at the address specified in the Indenture.

          (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment or any consent by Funding Company thereto, subsequent holders of Registrable Securities.

          (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law). Each of the parties hereto hereby submits to the non-exclusive jurisdiction of the Federal and State Courts of the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the Purchase Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (j) Securities Held by Funding Company, etc. Whenever the consent or approval of holders of a specified percentage of principal amount of Registrable Securities is required hereunder, Registrable Securities held by Funding Company or any of its Affiliates (other than subsequent holders of Registrable Securities if such subsequent holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

          Please confirm that the foregoing correctly sets forth this agreement between Funding Company and you.


                                   Very truly yours,

                                   YORK POWER FUNDING (CAYMAN) LIMITED


                                   By:
                                      -----------------------------
                                      Name:   Martin Couch
                                      Title:  Director

Accepted in New York, New York
       , 1998


CREDIT SUISSE FIRST BOSTON CORPORATION

By:
   -----------------------------------
   Name:
   Title:

                                                                    Exhibit 99.2

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
                   ------------------------------------------

                       YORK POWER FUNDING (CAYMAN) LIMITED

                    $150,000,000 12.0 % Senior Secured Bonds
                              Due October 30, 2007



                                                                  August 4, 1998


CREDIT SUISSE FIRST BOSTON CORPORATION
11 Madison Avenue
New York, New York  10010

Ladies and Gentlemen:

          In connection with the issue and sale of $150,000,000 principal amount of 12.0% Senior Secured Bonds Due October 30, 2007 (the "Initial Securities") issued by York Power Funding (Cayman) Limited, a limited liability company incorporated under the laws of the Cayman Islands (the "Funding Company") pursuant to the terms of the Trust Indenture dated August 4, 1998 (the "Indenture") between Funding Company and The Bank of New York, as Bond Trustee, and as an inducement to Credit Suisse First Boston Corporation (the "Initial Purchaser") to enter into the Purchase Agreement dated July 30, 1998 (the "Purchase Agreement") among Funding Company, New World Power Texas Renewable Energy L.P., Brooklyn Navy Yard Power LLC, York Holdings (Barbados) SRL, Warbasse Power I LLC, Warbasse II LLC, and the Initial Purchaser, Funding Company hereby agrees to provide the exchange and registration rights set forth in this Exchange and Registration Rights Agreement (this "Agreement") for the benefit of the holders of the Initial Securities. The execution of this Agreement is a condition to the purchase of the Initial Securities under the Purchase Agreement.

          SECTION 1. Definitions. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto, whether expressly or by reference to another agreement or document, in the Indenture. The definitions set forth in this Agreement shall equally apply to both the singular and plural forms of the terms defined. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning set forth in the last paragraph of
Section 5 of this Agreement.

          "Affiliate", with respect to any Person, shall mean any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such first Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or by contract or otherwise. For purposes of Section 2, an "Affiliate" of Funding Company shall mean and include, in addition, any Person deemed an affiliate thereof under the Securities Act or the Exchange Act in connection with the Exchange Offer.

          "Cure Date" shall have the meaning set forth in Section 4(a) of this Agreement.

          "Effective Date" shall mean the date which is 180 days after the Closing Date.

          "Effective Period" shall have the meaning set forth in Section 3(a) of this Agreement.

          "Exchange Offer" shall have the meaning set forth in Section 2(a) of this Agreement.

          "Exchange Offer Registration Statement" shall have the meaning set forth in Section 2(a) of this Agreement.

          "Exchange Period" shall have the meaning set forth in Section 2(a) of this Agreement.

          "Exchange Securities" shall have the meaning set forth in Section 2(a) of this Agreement.

          A "holder" of Registrable Securities shall mean the registered holder of such securities or any beneficial owner thereof.

          "Holder Indemnified Party" shall have the meaning set forth in Section 8(a) of this Agreement.

          "Holder Information" shall have the meaning set forth in Section 8(a) of this Agreement.

          "Illiquidity Event" with respect to the Initial Securities which constitute Registrable Securities shall mean any of the following events:

          (a) as of the Effective Date, both (i) an Exchange Offer Registration Statement (which, if applicable pursuant to Section 2(a), covers resales of such Exchange Securities) has not become effective and (ii) the Registrable Securities are not the subject of an Initial Shelf Registration Statement which has become effective; or

          (b) the Exchange Securities offered in exchange for the Registrable Securities are the subject of an Exchange Offer Registration Statement which was effective (and which, if applicable pursuant to Section 2(a), covered resales of such Exchange Securities) but which ceased to be effective for any reason prior to the end of the Exchange Period and an Initial Registration Statement covering such Registrable Securities has not become effective; or

          (c) the Registrable Securities are the subject of an Initial Shelf Registration Statement or Subsequent Shelf Registration Statement which was effective but which has ceased to be effective for any reason prior to the end of the Effective Period.

          An Illiquidity Event shall be deemed to cease to exist on the date subsequent to the occurrence of such Illiquidity Event on which:

          (i) in the case of an Illiquidity Event described in clause (a) above either (i) an Exchange Offer Registration Statement (which, if applicable pursuant to Section 2(a), covers resales of the Exchange Securities exchanged for such Registrable Securities) shall become effective and an Exchange Offer for such Registrable Securities shall have commenced or (ii) an Initial Shelf Registration Statement covering such Registrable Securities shall become effective; or

          (ii) in the case of an Illiquidity Event described in clause (b) above, either (i) an Exchange Offer Registration Statement (which, if applicable pursuant to Section 2(a), covers resales of the Exchange Securities offered in exchange for such Initial Securities) shall become effective and an Exchange Offer for such Registrable Securities shall have commenced pursuant to an Exchange Offer Registration Statement or (ii) an Initial Shelf Registration Statement covering such Registrable Securities shall become effective; or

          (iii) in the case of an Illiquidity Event described in clause (c) above, a Subsequent Shelf Registration Statement covering such Registrable Securities shall become effective.

          "Initial Shelf Registration Statement" shall have the meaning set forth in Section 3(a) of this Agreement.

          "Inspectors" shall have the meaning set forth in Section 5(m) of this Agreement.

          "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an Underwritten Offering.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference into such prospectus.

          "Records" shall have the meaning set forth in Section 5(m) of this Agreement.

          "Registrable Securities" shall mean the Initial Securities upon original issuance thereof and at all times subsequent thereto until, in the case of any such Initial Security, (i) a Registration Statement covering such Initial Security, or the Exchange Security to be exchanged for such Initial Security (and, in the case of any Resale Security, any resale thereof), has been declared effective and such

Initial Security has been disposed of or exchanged (or, in any case where such Registration Statement covers the resale of Resale Securities, such Initial Security has been exchanged and the Resale Security received therefor has been resold), as the case may be, in accordance with such effective Registration Statement, (ii) it is sold in compliance with Rule 144 or would be permitted to be sold pursuant to Rule 144(k), (iii) it shall have been otherwise transferred and a new certificate for any such Initial Security not bearing a legend restricting further transfer shall have been delivered by or on behalf of Funding Company and such Initial Security shall be tradeable by each holder thereof without restriction under the Securities Act or the Exchange Act and without material restriction under the applicable Blue Sky or state securities laws or (iv) it ceases to be outstanding.

          "Registration Statement" shall mean any registration statement (including any Shelf Registration Statement or other Registration Statement available to Funding Company under the Securities Act as a foreign private issuer) of Funding Company that covers any of the Registrable Securities or the Exchange Securities, as the case may be, pursuant to the provisions of this Agreement, including the Prospectus which is part of such Registration Statement, amendments (including post-effective amendments) and supplements to such Registration Statement and all exhibits and appendices to any of the foregoing. For purposes of the foregoing, unless the context requires otherwise, a Registration Statement for an Exchange Offer shall not be deemed to cover Registrable Securities held by a Restricted Person unless such Registration Statement covers the resale of Resale Securities to be received by such Restricted Person pursuant to such Exchange Offer and any such Initial Securities shall continue to be Registrable Securities.

          "Resale Initial Purchaser" shall have the meaning set forth in Section 8(a) of this Agreement.

          "Resale Securities" shall mean any Exchange Security received by a Restricted Person pursuant to an Exchange Offer, and at all times subsequent thereto, until, subject to the time periods set forth herein, such Exchange Security has been resold by such Restricted Person.

          "Restricted Person" shall mean (a) any Affiliate of Funding Company,
(b) the Initial Purchaser or (c) any Affiliate of the Initial Purchaser (other than Affiliates of the Initial Purchaser that (i) are acquiring Exchange Securities in the ordinary course of business and do not have an arrangement with any Person to distribute Exchange Securities and (ii) may trade such Exchange Securities without restriction under the Securities Act).

          "Rule 415" shall mean Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Shelf Notice" shall have the meaning set forth in Section 2(b) of this Agreement.

          "Shelf Registration Statement" shall have the meaning set forth in
Section 3(b) of this Agreement.

          "Special Counsel" shall mean Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Initial Purchaser, or any other firm acceptable to Funding Company, acting as special counsel to the holders of Registrable Securities or Exchange Securities.

          "Subsequent Shelf Registration Statement" shall have the meaning set forth in Section 3(b) of this Agreement.

          "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which securities are sold to an underwriter or group of underwriters for reoffering to the public.

          SECTION 2. Exchange Offer.

          (a) Unless Funding Company determines in good faith that the Exchange Offer shall not be permissible under Applicable Law or Commission policy, Funding Company shall prepare and cause to be filed with the Commission as soon as reasonably practicable after the Closing Date, subject to Sections 2(b) and 2(c) of this Agreement, a Registration Statement (an "Exchange Offer Registration Statement") for an offer to exchange (an "Exchange Offer") the Registrable Securities (subject to Section 2(c)) for a like aggregate principal amount of debt securities of Funding Company that are in all material respects substantially identical to the Initial Securities (the "Exchange Securities") (and which are entitled to the benefits of the Indenture, which shall be qualified under the Trust Indenture Act in connection with such registration or a trust indenture which is substantially identical in all material respects to the Indenture), other than (i) such changes to the Indenture or any such substantially identical indenture as the Bond Trustee and Funding Company may deem necessary in connection with the Bond Trustee's rights and duties or to comply with any requirements of the Commission to effect or maintain the qualification thereof under the Trust Indenture Act and (ii) such changes relating to restrictions on transfer set forth in the Indenture. The Exchange Offer shall be registered under the Securities Act on the appropriate form of Registration Statement and shall comply with all applicable tender offer rules and regulations under the Exchange Act and with all other Applicable Laws. Subject to the terms and limitations of Section 2(c), such Exchange Offer Registration Statement may also cover any resales of Exchange Securities by any Restricted Person, in the manner or manners designated by them which, in any event, is reasonably acceptable to Funding Company.

          Funding Company shall use its reasonable best efforts to (i) cause the Exchange Offer Registration Statement to become effective under the Securities Act on or prior to the Effective Date, (ii) keep the Exchange Offer open for a period of not less than the shorter of (A) the period ending when the last remaining Initial Security is tendered into the Exchange Offer and (B) 30 days from the date notice is mailed to the holders of Initial Securities (provided that in no event shall such period be less than the period required under applicable Federal and state securities laws), and (iii) maintain such Exchange Offer Registration Statement continuously effective for a period (the "Exchange Period") of not less than the longer of (A) the period until the consummation of the Exchange Offer and (B) 120 days after effectiveness of the Exchange Offer Registration Statement, provided however, that in the event that all resales of Exchange Securities (including, subject to the time periods set forth herein, any Resale Securities and including, subject to the time periods set forth herein, any resales by broker-dealers that receive Exchange Securities for their own account pursuant to the Exchange Offer) covered by such Exchange Offer Registration Statement have been made, the Exchange Offer Registration Statement need not remain continuously effective for the period set forth in clause (B) above. Upon consummation of the Exchange Offer, Funding Company shall deliver to the Bond Trustee under the Indenture for cancellation all Initial Securities tendered by the holders thereof pursuant to the Exchange Offer and not withdrawn prior to the Consummation Date. Each Restricted Person shall notify Funding Company promptly after reselling all Resale Securities held by such Restricted Person which are covered by any such Registration Statement.

          Each holder of Registrable Securities to be exchanged in the Exchange Offer (other than any Restricted Person) shall be required as a condition to participating in the Exchange Offer to represent that (i) it is not an Affiliate of Funding Company, (ii) any Exchange Securities to be received by it shall be acquired in the ordinary course of its business and (iii) that at the time of the consummation of the Exchange Offer it shall have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities. Upon consummation of an Exchange Offer in accordance with this Section 2 and compliance with the other provisions of this Section 2, Funding Company shall, subject to Sections 2(b) and 2(c), have no further obligation to register Registrable Securities pursuant to Section 3(a) of this Agreement; provided that the other provisions of this Agreement shall continue to apply as set forth in such provisions.

          (b) In the event that Funding Company reasonably determines in good faith that (i) the Exchange Securities would not, upon receipt in the Exchange Offer by any holder of Registrable Securities (other than any Restricted Person and other than any holder who is not acquiring such Exchange Securities in the ordinary course of business or who has an arrangement with any person to participate in the distribution of such Exchange Securities) be tradeable by each holder thereof without restriction under the Securities Act and the Exchange Act and without restriction under applicable Blue Sky or state securities laws, (ii) after conferring with counsel, the Commission is unlikely to permit the Exchange Offer Registration Statement to become effective prior to the Effective Date (except in the circumstances set forth in Section 2(c)) or
(iii) the Exchange Offer may not be made in compliance with Applicable Laws, then Funding Company shall promptly deliver notice thereof (the "Shelf Notice") to the holders of the Registrable Securities and the Bond Trustee and shall thereafter file an Initial Shelf Registration Statement pursuant to, and otherwise comply with, the provisions of Section 3(a). Following the delivery of a Shelf Notice in accordance with this Section 2(b) and compliance with Section 3(a), Funding Company shall not have any further obligation under this Section 2.

          (c) In the event that Funding Company reasonably determines in good faith that (i) the Exchange Securities would not, upon consummation of any resale thereof by a Restricted Person to any Person other than another Restricted Person, be tradeable by each holder thereof without restriction under the Securities Act (other than applicable prospectus requirements) and the Exchange Act and without restriction under applicable Blue Sky or state securities laws or (ii) the Commission is unlikely to permit the Exchange Offer Registration Statement to become effective prior to the Effective Date solely because such Registration Statement covers resales of the Exchange Securities by Restricted Persons, then Funding Company shall promptly deliver a Shelf Notice to the Restricted Persons who are holders of Registrable Securities and the Bond Trustee, and Funding Company shall thereafter file an Initial Shelf Registration Statement with respect to any such Registrable Securities pursuant to, and otherwise comply with, the provisions of Section 3(a); provided that such Initial Shelf Registration Statement shall only cover resales of Registrable Securities by Restricted Persons if a Shelf Notice is not then otherwise required to be delivered pursuant to Section 2(b) and provided further that such Initial Shelf Registration Statement covering Registrable Securities held by Restricted Persons shall be kept effective for at least a period of 120 days and is not required to remain effective with respect to such Registrable Securities held by Restricted Persons thereafter. Following the delivery of a Shelf Notice in accordance with this Section 2(c) and compliance with Section 3(a), Funding Company shall not have any further obligation under this Section 2 with respect to the filing of an offer to exchange the Registrable Securities held by the Restricted Persons (including, without limitation, any obligation to provide that an Exchange Offer Registration Statement filed pursuant to Section 2(a) cover resales of Exchange Securities by Restricted Persons); provided that the provisions of this Section 2 shall otherwise remain in full force and effect with respect to Registrable Securities held by any person other than a Restricted Person.

          SECTION 3. Shelf Registration; Registrable Securities. With respect to the Registrable Securities, if a Shelf Notice is delivered in accordance with
Section 2(b) or (c) of this Agreement, then Funding Company shall comply with the following provisions of this Section 3:

          (a) Initial Shelf Registration. Funding Company shall prepare and cause to be filed with the Commission a Registration Statement for an offering to be made on a continuous basis other than pursuant to an Underwritten Offer pursuant to Rule 415 covering all of the Registrable Securities (or, if a Shelf Notice is delivered solely pursuant to Section 2(c), all of the Registrable Securities held by any Restricted Persons) (the "Initial Shelf Registration Statement"); provided, however, that no holder shall be entitled to have its Registrable Securities covered by such Initial Shelf Registration Statement unless such holder agrees in writing, within 10 Business Days after actual receipt of a request therefrom, to be bound by all the provisions of this Agreement applicable to such a holder. No holder shall be entitled to the benefits of Section 4 of this Agreement unless and until such Holder shall have provided all information reasonably requested by Funding Company (after conferring with counsel), and such holder shall not be entitled to such benefits with respect to any period during which such information was not provided. Each holder to which any Shelf Registration Statement is being effected agrees to furnish promptly to Funding Company all information required to be disclosed in order to make the information previously furnished to Funding Company by such holder not materially misleading. The Initial Shelf Registration Statement shall be an appropriate form permitting registration of such Registrable Securities for resale by the holders thereof in the manner or manners reasonably designated by them (but excluding any Underwritten Offerings). Funding Company shall use its reasonable best efforts to (A) cause the Initial Shelf Registration Statement to be declared effective under the Securities Act on or prior to the Effective Date and (B) keep the Initial Shelf Registration Statement continuously effective under the Securities Act for a period of two years after the Closing Date (subject to extension pursuant to the last paragraph of Section 5 and subject, with respect to Registrable Securities held by Restricted Persons, to the limitations set forth in Section 2(c)) (such two-year period, as it may be extended, being the "Effective Period"), or such shorter period ending when (1) all Registrable Securities covered by the Initial Shelf Registration Statement have been sold or (2) a Subsequent Shelf Registration Statement covering all of such Registrable Securities remaining unsold has been declared effective under the Securities Act, (3) all Registrable Securities may be sold pursuant to subsection (k) of Rule 144 or (4) all Registrable Securities cease to be outstanding.

          Notwithstanding any other provision hereof, Funding Company may postpone or suspend the filing or the effectiveness of a Registration Statement (or any amendments or supplements thereto), if (1) such action is required by Applicable Law, or (2) such action is taken by Funding Company in good faith and for valid business reasons (not including avoidance of Funding Company's obligations hereunder), including the acquisition or divestiture of assets, other pending corporate developments, public filings with the Commission or other similar events, so long as Funding Company promptly thereafter complies with the requirements of Section 5(b) hereof, if applicable. Notwithstanding the occurrence of any event referred to in the immediate preceding sentence (a "Suspension"), such event shall not suspend, postpone or in any other manner affect the running of the time period after which an Illiquidity Event shall be deemed to occur and, if the filing or effectiveness of the Registration Statement is postponed or suspended as a result of a Suspension, an Illiquidity Event shall nonetheless exist if all other requirements set forth for the occurrence of an Illiquidity Event shall be satisfied, and the provisions of
Section 4 requiring the accrual payment of additional interest, as set forth in such Section 4, on the Registrable Securities, shall be applicable.

          (b) Subsequent Shelf Registrations. If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effective Period after the Effective Date, Funding Company may attempt to obtain the withdrawal of any order suspending the effectiveness thereof, and may amend such Initial Shelf Registration Statement or Subsequent Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement applicable to the Initial Securities pursuant to Rule 415 covering all of such Registrable Securities remaining unsold (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is declared effective, Funding Company shall use its reasonable best efforts to keep such Shelf Registration

Statement continuously effective for a period after the date of such effectiveness equal in length to the length of the Effective Period plus the aggregate number of days from the date of the order suspending the effectiveness of the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement to the date of the effectiveness of the Subsequent Shelf Registration Statement. As used herein, the term "Shelf Registration Statement" means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

          SECTION 4. Additional Interest for Illiquidity.

          (a) Funding Company acknowledges and agrees that the Initial Purchaser (and any subsequent holders of the Initial Securities) has acquired Initial Securities in reliance on Funding Company's covenant to use its reasonable best efforts to (i) cause to become effective on or prior to the Effective Date (A) the Exchange Offer Registration Statement or (B) an Initial Shelf Registration Statement, and (ii) maintain the respective effectiveness of such Registration Statements as described herein. Funding Company further acknowledges and agrees that the failure of Funding Company to fulfill such covenants will have an adverse effect on the holders of the Initial Securities. Therefore, Funding Company agrees that from and after the date on which any Illiquidity Event occurs, additional interest (in addition to the interest otherwise payable with respect to the Registrable Securities) shall accrue with respect to the Initial Securities until but not including the date on which such Illiquidity Event shall cease to exist (and provided no other Illiquidity Event with respect to Initial Securities shall then be continuing), at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable by Funding Company to the holders of all Initial Securities at the times, in the manner and subject to the same terms and conditions set forth in the Indenture, as nearly as may be, as though the interest rates provided in such Initial Securities had been increased by one half of one percent (0.50%) per annum. Notwithstanding that the Illiquidity Event may cease to exist, in the event that an Exchange Offer Registration Statement or an Initial Shelf Registration Statement has not become effective within two years after the Closing Date, the interest rates on the Initial Securities otherwise payable as provided in the Indenture shall permanently remain increased by such one half of one percent (0.50%) per annum. Subject to the provisions of this Section 4, Funding Company agrees that it shall be liable to the holders of all Initial Securities for the payment of any and all additional interest on the Initial Securities that shall accrue pursuant to this Section 4.

          Any such additional interest accrued on any such Initial Securities but unpaid on the date on which such interest ceases to accrue (the "Cure Date") shall be due and payable on the first interest payment date following the next record date following such Cure Date (or the record date occurring on such Cure Date, if such Cure Date is a record date) to the holders of record of such Initial Securities on such record date.

          (b) Funding Company shall promptly notify the holders of the Initial Securities and the Bond Trustee of the occurrence of any Illiquidity Event of which it has knowledge.

          Notwithstanding the foregoing, Funding Company shall not be required to pay the additional interest described in clause (a) of this Section 4 to a holder with respect to the Registrable Securities held by such holder if the applicable Illiquidity Event arises by reason of the failure of such holder to provide such information that (i) Funding Company may reasonably request, with reasonable prior written notice, for use in the Shelf Registration Statement or any Prospectus included therein to the extent Funding Company reasonably determines that such information is required to be included therein by Applicable Law, (ii) the NASD or the Commission may request in connection with such Shelf Registration Statement, or (iii) is required to comply with the agreements of such holder contained in clause (a) of Section 3 to the extent compliance thereof is necessary for the Shelf Registration Statement to be declared effective.

          SECTION 5. Registration Procedures. In connection with the registration of any Registrable Securities or Exchange Securities pursuant to Sections 2 and 3 hereof, Funding Company shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities or Exchange Securities in accordance with any permitted intended method or methods of disposition thereof, and pursuant thereto Funding Company shall:

          (a) prepare and cause to be filed with the Commission a Registration Statement or Registration Statements as prescribed by Sections 2 and 3 of this Agreement, and use its best efforts to cause each such Registration Statement to become effective and remain effective for the applicable period as provided herein; provided, however, that (i) during the period in which the Initial Registration Statement is open for the Restricted Persons, Funding Company shall afford any Restricted Person which is a holder of Registrable Securities or Exchange Securities and the Special Counsel, upon such holder's written request to Funding Company, an opportunity to review copies of all such documents proposed to be filed, and (ii) if such filing is pursuant to Section 3, before filing any Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated therein by reference after the initial filing of the Registration Statement), Funding Company shall afford the Special Counsel for all holders of the Registrable Securities covered by such Registration Statement an opportunity to review copies of all such documents proposed to be filed;

          (b) prepare and cause to be filed with the Commission such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effective Period as provided herein; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented in accordance with the intended methods of disposition by the sellers of Registrable Securities covered thereby set forth therein;

          (c) if a Shelf Registration Statement is filed pursuant to Section 3 hereof, notify the selling holders of Registrable Securities promptly after Funding Company becomes aware, and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus, or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or Prospectus or the initiation of any proceedings for that purpose,
(iv) of the receipt by Funding Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose, (v) of the existence of any fact known to Funding Company which results in such Registration Statement or related Prospectus or any document incorporated therein by reference containing any untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice may be accompanied by an instruction that such notice constitutes material non-public information and to suspend the use of the prospectus until the requisite changes have been made, and which instruction shall require that such holders shall not communicate such material non-public information to any third party and shall not sell or purchase, or offer to sell or purchase, any securities of Funding Company after receipt of such notice), and (vi) if Funding Company reasonably determines that the filing of a post-effective amendment to such Registration Statement would be appropriate;

          (d) if a Shelf Registration Statement is filed pursuant to Section 3, use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

          (e) if a Shelf Registration Statement is filed pursuant to Section 3, furnish to each selling holder of Registrable Securities who so requests (at such holder's address set forth in the Securities Register) without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (f) if a Shelf Registration Statement is filed pursuant to Section 3, deliver to each selling holder of Registrable Securities without charge, as many copies of the Prospectus (including each preliminary prospectus) and each amendment or supplement thereto as such persons may reasonably request; and, subject to the last paragraph of this Section 5, Funding Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

          (g) prior to any public offering of Registrable Securities, register or qualify, or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the underwriters, if any, may reasonably request in writing (provided that, if Registrable Securities are offered other than through an Underwritten Offering, Funding Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this
Section 5(g)); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that Funding Company will not be required to qualify as a foreign corporation, or to do business, to file a general consent or take any action which would subject it to service of process in any jurisdiction or take any action which would subject itself to taxation in any such jurisdiction;

          (h) if a Shelf Registration Statement is filed pursuant to Section 3, cooperate with the Bond Trustee, and the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with DTC, and enable such Registrable Securities to be in such authorized denominations and registered in such names as the holders may reasonably request at least three business days prior to any such sale;

          (i) if a Shelf Registration Statement is filed pursuant to Section 3, upon the occurrence of any event contemplated by Section 5(c), prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the

Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If Funding Company so notifies the holders to suspend the use of the Prospectus after the occurrence of such an event, the holders shall suspend use of the Prospectus, and not communicate such material non-public information to any third party, and not sell or purchase, or offer to sell or purchase, any securities of Funding Company, until Funding Company has amended or supplemented the Prospectus to correct such misstatement or omission;

          (j) use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to continue to be rated by the rating agencies that initially rated the Initial Securities during the period that the Registration Statement is required hereunder to remain effective (it being acknowledged, however, that the foregoing shall not be deemed to require Funding Company to maintain the rating of such Registrable Securities at the rating given the Initial Securities);

          (k) prior to the effective date of the first Registration Statement relating to the Registrable Securities or the Exchange Securities, as the case may be, (i) provide the Bond Trustee with printed certificates for such securities in definitive form or in a global form eligible for deposit with DTC and (ii) provide a CUSIP number for such Registrable Securities or Exchange Securities represented by such certificates;

          (l) if a Shelf Registration Statement is filed pursuant to Section 3, enter into such reasonably required agreements and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of such Registrable Securities;

          (m) in the event of any Underwritten Offering (which shall only be undertaken at the option of Funding Company), if a Shelf Registration Statement is filed pursuant to Section 3, make available prior to the filing thereof for inspection by a representative of the holders of a majority in aggregate principal amount of the Registrable Securities being sold, and the Special Counsel, on the one hand, or underwriter on the other hand (collectively, the "Inspectors"), during reasonable business hours, all financial and other records, pertinent corporate documents and properties of Funding Company and its subsidiaries (collectively, the "Records"), and cause the officers, directors and employees of Funding Company and its subsidiaries to supply all relevant information as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities; provided, however, that, as a condition to supplying such information, Funding Company shall receive an agreement in writing from the Special Counsel agreeing that any information that is designated in writing by Funding Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Inspector (other than as to holders of Registrable Securities) and by any holders of Registrable Securities receiving such information, unless (i) disclosure of such information is required pursuant to Applicable Law or by court or administrative order, (ii) disclosure of such information is, in the reasonable opinion of counsel to Funding Company, necessary to avoid or correct a misstatement or omission of a material fact in the Registration Statement, Prospectus, or any supplement or post-effective amendment thereto or disclosure is otherwise required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure by any Inspector or any such holder of Registrable Securities in violation of this Section 5(m), or (iv) such information is approved for release by Funding Company, in writing;

          (n) use its best efforts to cause the Indenture or the trust indenture provided for in Section 2, as the case may be, to be qualified under the Trust Indenture Act not later than the effective date of such Registration Statement; and, in connection therewith, cooperate with the Bond Trustee under such Indenture and the holders of the Registrable Securities to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture

Act and execute, and use its best efforts to cause such Bond Trustee to execute all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable the Indenture to be so qualified in a timely manner;

          (o) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission.

          For purposes of the covenants set forth in this Section 5, references to a Shelf Registration Statement, including a Shelf Registration Statement filed pursuant to Section 3, shall be deemed to include any Registration Statement, filed pursuant to Section 2, which covers, for the period set forth therein, resales of Exchange Securities held by Restricted Persons as provided in Section 2, and, in connection with such resales such Restricted Persons shall be entitled to exercise all rights, receive all notices and copies of documents, and otherwise receive all benefits afforded to sellers or holders of Registrable Securities under this Section 5 in connection with a Shelf Registration Statement. Without limiting the generality of the foregoing, Funding Company agrees to fulfill its obligations set forth in Sections 5(a), (b), (c), (d),
(e), (f), (h), (i), (l), and (m) with respect to any such Registration Statement filed pursuant to Section 2 insofar as it covers such resales.

          Funding Company may require each seller of Registrable Securities as to which any registration is being effected, as a condition thereto, to furnish to Funding Company such information regarding the holder and the distribution of such Registrable Securities as Funding Company may, from time to time, request in writing, including without limitation stating that (i) it is not an Affiliate of Funding Company, (ii) the amount of Registrable Securities held by such holder prior to the Exchange Offer, (iii) the amount of Registrable Securities owned by such holder to be exchanged in the Exchange Offer and representing that such holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued, and (iv) it is acquiring the Exchange Securities in its ordinary course of business and to covenant and agree to promptly notify Funding Company if any such information so provided by such seller ceases to be true and correct and will promptly thereafter furnish Funding Company with corrected information. Funding Company may exclude from such registration the Registrable Securities of any Person who fails to furnish such information within a reasonable time after receiving such request.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from Funding Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) (with respect to the jurisdiction in question), 5(c)(v) or 5(c)(vi) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder is advised in writing (the "Advice") by Funding Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto and, if so directed by Funding Company, such holder will deliver to Funding Company (at its expense) all copies in its possession, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice, or certify in writing as to the destruction thereof. In the event Funding Company shall give any such notice, the length of the Effective Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(i) or (y) the Advice.

          SECTION 6. Delivery of Prospectus; Notification Upon Resale. The Initial Purchaser acknowledges that it is the position of the staff of the Commission that any broker-dealer that receives Exchange Securities for its own account in exchange for Registrable Securities pursuant to the Exchange

Offer must deliver a Prospectus in connection with any resale of such Resale Securities. By so acknowledging, such Initial Purchaser shall not be deemed to admit that, by delivering a Prospectus, it is an underwriter within the meaning of the Securities Act.

          The Initial Purchaser shall notify Funding Company promptly upon the completion of the resale of the Resale Securities received by such Initial Purchaser pursuant to the Exchange Offer.

          SECTION 7. Registration Expenses.

          Funding Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4; provided, however, that Funding Company shall bear or reimburse the holders for the reasonable fees and disbursements of only one counsel, the Special Counsel, in accordance with the terms of the Purchase Agreement; provided, further, however, that if Funding Company permits an Underwritten Offering, Funding Company shall not be responsible for any fees and expenses of any underwriter including any underwriting discounts and commissions or any legal fees and expenses of counsel to the underwriters.

          SECTION 8. Indemnification and Contribution.

          (a) Funding Company agrees to (i) indemnify and hold harmless each holder of Registrable Securities (including the Initial Purchaser) which holds Registrable Securities, including Resale Securities, for its own account (each, a "Resale Initial Purchaser") and each person, if any, who controls any such person within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee or agent of each such Person (each a "Holder Indemnified Party") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them are subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof,) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement covering Registrable Securities held by such person or any Prospectus relating to any such Registration Statement, or any amendment thereof or supplement thereto and all documents incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, and (ii) reimburse each such Holder Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Funding Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information relating to such holder provided by such holder to Funding Company specifically for use therein (collectively, the "Holder Information"); provided, further, however, that the indemnity obligations arising out of this
Section 8 with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus shall not inure to the benefit of any holder or any controlling Person of such holder if such holder failed to send or deliver to the Person asserting any such losses a copy of the final Prospectus with or prior to the delivery of the written confirmation of the sale of the Registrable Securities or the Exchange Securities, as the case may be, and such final Prospectus would have cured the untrue statement or omission giving rise to such losses. This indemnity agreement will be in addition to any liability which Funding Company may otherwise have.

          (b) As a condition to the inclusion of a holder's Registrable Securities in a Registration Statement, such holder shall agree to (i) indemnify and hold harmless Funding Company and each person who controls Funding Company within the meaning of either the Securities Act or the Exchange Act, and each director, officer, employee or agent of each such person, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them are subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement covering Registrable Securities held by such holder or any Prospectus relating to any such Registration Statement or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, and (ii) reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; in each and every case under clause (i) and (ii) above to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement or Prospectus or in any amendment thereof or supplement thereto, in reliance upon and in conformity with the Holder Information. This indemnity agreement will be in addition to any liability which any such holder may otherwise have. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder upon the sale (or, in the case of Resale Securities, the resale) of the Registrable Securities giving rise to such indemnification obligation.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof (enclosing a copy of all papers served); but the omission to so notify the indemnifying party (i) shall not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such omission results in the forfeiture by the indemnifying party or material impairment of rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligations provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense of such claim or action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than costs of investigation; provided that if (i) the defendants in any such action include both the indemnified party and the indemnifying party, the indemnified party shall have received the written opinion of counsel reasonably acceptable to the indemnifying party that representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, or (ii) the indemnifying party shall not have employed counsel for the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, then the indemnified party or parties shall have the right to select one firm of separate counsel to assert any separate legal defenses and to otherwise defend such action on behalf of such indemnified party or parties. No indemnifying party shall be liable for any settlement of any action or claim for monetary damages which an indemnified party may effect without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (d) If the indemnification provided for in Section 8(a) or (b) hereof is for any reason, other than as specified in such provisions, unavailable to or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the aggregate losses, claims, damages or liabilities (or actions in respect thereof) referred to in Section 8(a) or (b) hereof in such proportion as is appropriate to reflect the relative fault and benefits to Funding Company on the one hand and such holders on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of Funding Company and such holders shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any untrue statement or omission. The obligations of the holders in this Section 8(d) are several in proportion to their respective obligations hereunder and not joint. Notwithstanding the provisions of this Section 8(d), in no event shall any holder of Registrable Securities be required to contribute any amount which is in excess of (i) the aggregate principal amount of Initial Securities sold or exchanged by such holder less (ii) the amount of any damages that such person has otherwise been required to pay by reason of such alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Holder Indemnified Party shall have the same rights to contribution as a holder, and each person who controls Funding Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee and agent of such person, shall have the same rights to contribution as Funding Company, subject in each case to the applicable terms and conditions of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8(d), notify such party or parties from whom contribution may be sought; but the omission to so notify such party or parties (x) shall not relieve the party or parties from whom contribution may be sought from any liability under this Section 8(d) unless and to the extent it did not otherwise learn of such action and such omission results in the forfeiture by the party or parties from whom contribution may be sought or material impairment of substantial rights and defenses and (y) shall not, in any event, relieve such party or parties from any obligations other than under this Section 8(d).

          (e) The provisions of this Section 8 will remain in full force and effect, regardless of any investigation made by or on behalf of any holder of Registrable Securities, the Initial Purchaser, Funding Company or any of the officers, directors or controlling persons referred to in this Section 8 and will survive the sale (or, in the case of Resale Securities, the resale) by a holder of Registrable Securities of such Registrable Securities.

          SECTION 9. Underwritten Registrations (If Any). No holder may participate in any Underwritten Registration, which Underwritten Registration shall only be undertaken at the option of Funding Company, unless such holder
(a) agrees to sell such holder's Initial Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          SECTION 10. Termination. In the event that no Initial Securities are sold to the Initial Purchaser pursuant to the Purchase Agreement or the Registrable Securities have been paid in full and are no longer outstanding, this Agreement shall automatically terminate, without liability on the part of any party. Upon the fulfillment of all obligations on the part of Funding Company to register the Initial Securities as set forth herein (including maintaining the effectiveness of any applicable Registration

Statements), this Agreement shall terminate; provided, that the provisions of Sections 7 and 8 hereof shall survive any termination and remain in full force and effect.

          SECTION 11. Limitation of Liability. Notwithstanding anything to the contrary contained herein, the obligations of Funding Company hereunder are solely the obligations of Funding Company and payable from, and recourse solely to, the Funding Company's interest in the Funding Collateral following application of the Funding Company Collateral in or towards the discharge of the Secured Obligations and the obligations of Funding Company under each other Transaction Document. No recourse shall be had against any Non-Recourse Person subject to the exceptions set forth in Section 11.11 (Limitation of Liability) of the Indenture.

          SECTION 12. Miscellaneous.

          (a) No Inconsistent Agreements. Funding Company has not, as of the date hereof, entered into, and shall not, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities herein or otherwise conflicts with the provisions hereof.

          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless Funding Company has obtained the written consent of holders of at least a majority of the then outstanding aggregate principal amount of the Registrable Securities (or, after the consummation of any Exchange Offer in accordance with Section 2, of Exchange Securities); provided that, with respect to any matter that directly or indirectly affects the rights of any Restricted Person hereunder occurring within the period in which the Initial Registration Statement is open for the Restricted Persons, Funding Company shall obtain the written consent of each such Restricted Person against which such amendment, modification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except for the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold or exchanged pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of aggregate principal amount of the Registrable Securities being sold or exchanged by such holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provision of the immediately preceding sentence. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Resale Initial Purchasers and that does not directly or indirectly affect the rights of holders of Registrable Securities or Exchange Securities may be given by each of the Resale Initial Purchasers affected thereby.

          (c) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Bond Trustee) provided for or permitted hereunder shall be made in writing and delivered by hand delivery, registered first-class mail, next-day air courier or telecopier:

          (i) if to a holder of Registrable Securities, at the most current address given by such holder to Funding Company in accordance with the provisions of this Section 12(c), which address initially is, with respect to the Initial Purchaser, at the address set forth in the Purchase Agreement and thereafter at the address for such holders of Registrable Securities set forth in the Security Register applicable to such Registrable Securities; and

          (ii) if to Funding Company, initially at the address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12(c).

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when received, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Bond Trustee at the address specified in the Indenture.

          (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment or any consent by Funding Company thereto, subsequent holders of Registrable Securities.

          (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law). Each of the parties hereto hereby submits to the non-exclusive jurisdiction of the Federal and State Courts of the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the Purchase Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (j) Securities Held by Funding Company, etc. Whenever the consent or approval of holders of a specified percentage of principal amount of Registrable Securities is required hereunder, Registrable Securities held by Funding Company or any of its Affiliates (other than subsequent holders of Registrable Securities if such subsequent holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

          Please confirm that the foregoing correctly sets forth this agreement between Funding Company and you.


                                   Very truly yours,

                                   YORK POWER FUNDING (CAYMAN) LIMITED


                                   By:
                                      -----------------------------
                                      Name:   Martin Couch
                                      Title:  Director

Accepted in New York, New York
       , 1998


CREDIT SUISSE FIRST BOSTON CORPORATION

By:
   -----------------------------------
   Name:
   Title:


                                       19